UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    FedEx’s annual meeting of stockholders was held on September 24, 2018.

(b)    The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected twelve directors, each of whom will hold office until the annual meeting of stockholders to be held in 2019 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Frederick W. Smith	201,220,949	2,778,987	741,204	31,072,112
John A. Edwardson	199,445,328	5,070,408	225,404	31,072,112
Marvin R. Ellison	202,837,564	1,685,505	218,071	31,072,112
Susan Patricia Griffith	203,965,241	563,125	212,774	31,072,112
John C. (“Chris”) Inglis	203,229,352	1,284,513	227,275	31,072,112
Kimberly A. Jabal	201,857,435	2,670,593	213,112	31,072,112
Shirley Ann Jackson	199,809,334	4,696,996	234,810	31,072,112
R. Brad Martin	201,669,560	2,848,198	223,382	31,072,112
Joshua Cooper Ramo	201,916,710	2,592,752	231,678	31,072,112
Susan C. Schwab	202,016,818	2,531,315	193,007	31,072,112
David P. Steiner	199,478,070	2,286,635	2,976,435	31,072,112
Paul S. Walsh	192,609,485	11,835,711	295,944	31,072,112

Proposal 2: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	195,166,280 votes for (95.3% of the voted shares)

•	9,096,284 votes against (4.5% of the voted shares)

•	478,576 abstentions (0.2% of the voted shares)

•	31,072,112 broker non-votes

Proposal 3: The Audit Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2019 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	231,745,952 votes for (98.3% of the voted shares)

•	3,737,204 votes against (1.6% of the voted shares)

•	330,096 abstentions (0.1% of the voted shares)

•	There were no broker non-votes for this item.

Proposal 4: A stockholder proposal requesting that FedEx provide a report, updated annually, disclosing information about the corporation’s lobbying activities and expenditures was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	53,359,684 votes for (26.1% of the voted shares)

•	144,610,455 votes against (70.6% of the voted shares)

•	6,771,001 abstentions (3.3% of the voted shares)

•	31,072,112 broker non-votes

Proposal 5: A stockholder proposal requesting that the Board of Directors undertake such steps as may be necessary to permit FedEx stockholders to take action by written consent in lieu of a meeting was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	77,611,809 votes for (37.9% of the voted shares)

•	126,240,357 votes against (61.7% of the voted shares)

•	888,974 abstentions (0.4% of the voted shares)

•	31,072,112 broker non-votes

Proposal 6: A stockholder proposal requesting that the Board of Directors take the steps necessary to include text in FedEx’s Bylaws requiring stockholder approval of all Bylaw amendments was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	15,084,401 votes for (7.4% of the voted shares)

•	188,573,734 votes against (92.1% of the voted shares)

•	1,083,005 abstentions (0.5% of the voted shares)

•	31,072,112 broker non-votes

SECTION 8. OTHER EVENTS.

Item 8.01.	Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation’s updated compensation arrangements with outside directors.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Compensation Arrangements with Outside Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 24, 2018	By:	/s/ Mark R. Allen
Mark R. Allen
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Compensation Arrangements with Outside Directors.

E-1